                                                                    EXHIBIT 10.6

              [LETTERHEAD OF WENBERG REALTY COMPANY APPEARS HERE]


This Lease, made at SAN FRANCISCO, CALIFORNIA this 4TH day of  APRIL, 1995, by and between PLEASANT HILL INDUSTRIAL PARK ASSOCIATES A CALIFORNIA LIMITED PARTNERSHIP

PARTIES        and  TUTSYSTEMS, INC.

               hereinafter called respectively Lessor and Lessee, without regard to number or gender,

PURPOSE             WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein the development, sales and distribution of electronic products and related uses and for no other purpose, those certain premises with the appurtenances, situated in the City of Pleasant Hill

PREMISES County of Contra Costa, State of California, and more particularly described as follows, to-wit

               Approximately 11,170 square feet more commonly known and designated as 2495 Estand Way, Pleasant Hill, California.

TERM                The term shall be for THREE (3)---------------------------
               years commencing on the 1st day of JUNE , 1995, and ending on the 31st day of MAY , 19 98, at the following rent in lawful money of the United States of America, which Lessee agrees to pay to Lessor, without deduction or offset, at such place or places as may be designated from time to time by Lessor, in installments as follows:

RENT

               The sum of NINE THOUSAND ONE HUNDRED TWENTY-SEVEN AND 50/100 ($9,127.50) DOLLARS on the first day of June, 1995 and the further sum of NINE THOUSAND ONE HUNDRED TWENTY-SEVEN AND 50/L00 ($9,127.50) DOLLARS on the first day of each and every month thereafter to and including the first day of November, 1996; thereafter the sum of NINE THOUSAND NINE HUNDRED SEVENTY-NINE AND 40/100 ($9,979.40) DOLLARS on the first day of December, 1996 and the further sum of NINE THOUSAND NINE HUNDRED SEVENTY-NINE AND 40/100 ($9,979.40) DOLLARS on the first day of each and every, month thereafter to and including the first day of May, 1998.

LEASE          All rent payments should be made payable to LOWENBERG
               -----------------------------------------------------
               CORPORATION.
               ------------

                 It is further mutually agreed between the parties as follows:

POSSESSION          1. If Lessor, for any reason whatsoever, cannot deliver
               possession of the said premises to Lessee at the commence of the said term. as hereinbefore specified, this lease shall not be void or voidable, nor shall Lessor be liable Lessee for any loss or damage resulting therefrom; but in that event there shall be a proportionate deduction of recovering the period between the commencement of the said term and the time when Lessor can deliver possession.

WASTE               2. Lessee shall not commit, or suffer to be committed, any
ALTERATIONS    waste upon the said premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the demised premises may be located.
               Lessee shall not make, or suffer to be made, any alterations of the said premises, or any part thereon without the written consent of Lessor first had and obtained, and any additions to, or alterations of, the stud premises except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor.

ABANDONMENT         3. Lessee shall not vacate or abandon the premises at any
               time during the term; and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessor and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be under a security agreement with Lessor.

USES                4. Lessee shall not use, or permit said premises, or any
PROHIBITED     part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to made of the said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located, or cause a cancellation of any insurance policy covering said building, or any part there nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any article which may be prohibited the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance reasonable fire and public liability insurance, covering said building and appurtenances.

FREE                5. Lessee shall keep the demised premises and the property
FROM LIENS     in which the demised premises are situated, free from: any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE          6. Lessee shall, at his sole cost and expense, comply with
WITH           all of the requirements of all Municipal, State and Federal
GOVERNMENTAL   authorities now in force, or which may hereafter be in force,
REGULATIONS    pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter in force.
               The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceed against Lessee.
               whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the of the premises, shall be conclusive of that fact as between Lessor and Lessee.

INDEMNIFICA-        7. Lessee, as a material part of the consideration to be
TION OF        rendered to Lessor, hereby waives all claims against Lessor for
LESSOR         damages to goods, wares, merchandise and other personal property, in, upon or about said premises and for injures to persons in or about said premises, from any cause arising at any time, and Lessee will hold Lessor exempt and harm from any damage or injury to any person, or to the goods, wares, merchandise and other personal property of any per arising from the use of the premises by Lessee, or from the failure of Lessee to keep the premises in good condition repair, as herein provided.

UTILITIES           8. Lessee shall pay for all water, gas, heat, light, power, telephone service, sewer service charge and all other services: supplied to the said premises, together with any taxes thereon.

ENTRY BY            9. Lessee shall permit Lessor and his agents to enter into
LESSOR and upon said premises at all reasonable times for the pose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for purpose of making repairs, alterations or additions to any other portion of said building, including the erection maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notice non-liability for alterations, additions, or repairs, or for the purpose of placing upon the property in which the premises are located any usual or ordinary for sale signs, without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned; and shall permit Lessor, at any within thirty days prior to the expiration of this lease, to place upon said premises any usual or ordinary "to signs.

DESTRUCTION         10. In the event of a partial destruction of the said
OF             premises during the said term. from any cause. Lessor forthwith
PREMISES       repair the same. provided such repairs can be made within sixty
               (60)days under the laws and regulations State, Federal, County or Municipal authorities, but such partial destruction shall in no wise annul or void this lease except that Lessee shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the said premises. If such repairs cannot be made in sixty (60) days, Lessor may, at his option, same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately rebate aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot made in sixty
               (60) days, or such repairs cannot be made under such laws and regulations, this lease may be terminate the option of either party. In the event that the building in which the demised premises may. be situated be destroy the extent of not less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this lease, whether demised premises be injured or not.
               A total destruction of the building in which the said premises may be situated terminate this lease. Lessee waives any right to terminate this lease as a result of any statutory provision now or here in effect pertaining to the damage or destruction of the demised premises or the building of which the demised premises are a portion except as expressly provided herein.

ASSIGNMENT          11. Lessee may assign this lease or any interest therein and
AND            may also sublet the whole of said premises, provide written
SUBLETTING     consent of Lessor to any such assignment or subletting is first obtained by Lessee. If, during the term of this Lessee requests the written consent of Lessor to any such assignment or subletting, Lessor's consent thereto shall unreasonably be withheld. A consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, and any such subsequent assignment or subletting without Lessor's consent shall be and shall, at Lessor's option, terminate this lease. This lease shall not, nor any interest therein, be assignable the interest of Lessee by operation of law without the written consent of Lessor, but such shall not unreasonably be withheld. In the event that the demised premises are assigned or subleased at a rental consideration in excess of the then current rent, then all of such excess shall be paid to the lessor as additional rent thereunder.

INSOLVENCY          12. In addition to any and all rights or remedies of Lessor
OR             hereunder or as provided by law, the term of this Lease may be
BANKRUPTCY     ended at the option of Lessor and Lessor, at its option, may reenter and take possession of the demised premise and remove all persons therefrom and, upon the exercise of such option by Lessor, Lessee shall have no further claim in or to the demised premises, and the Lease Agreement and any interest in or to the demised premises shall no longer be an asset of the Lessee or any successor in interest, if any one or more of the following events occur:

                    (a) Lessee admits in writing its inability to pay its debts as they come due;

                    (b) Lessee makes, to its unsecured creditors generally, an offer of settlement, extension or composition;

                    (c) Lessee makes an assignment for the benefit of creditors;

                    (d) Lessee files any petition or action for relief under the provisions of any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

                    (e) Lessee is the subject of an involuntary petition or
               similar action for relief under any bankruptcy, reorganization insolvency, or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

                    (f) A receiver or trustee is appointed, with or without
               Lessee's consent, to take possession of all or part of the assets or properties of Lessee.

                    In the event that any one or more of the preceding events
               shall occur, failure by Lessor to assert immediately its right to reenter and take possession of the demised premises or to exercise any other rights or remedies granted to Lessor by law, or hereunder shall not constitute a waiver of any such right or remedy nor shall Lessor be estopped to assert, at a late time, any such right or remedy.

DEFAULT             13. In the event of any breach of this lease by Lessee, then
               Lessor, besides other rights and remedies he may have shall have the immediate right of re-entry and may remove all persons and property from the premises. If Lessor`s right (re-entry is exercised following abandonment of the premises by Lessee, then Lessor may consider any personal property belonging to Lessee and left on the premises to also have been abandoned, in which case Lessor may dispose of all such personal property in any manner Lessor shall deem proper and is hereby relieved of all liability for doing so.

                    If Lessee breaches this lease and abandons the property
               before the end of the term, or if Lessee's right to possession terminated by Lessor because of a breach of the lease, then in either such case, Lessor may recover from Lessee a damages suffered by Lessor, as the result of Lessee's failure to perform his obligations hereunder, including, but not, restricted to, the worth at the time of the award by the court having jurisdiction thereof of the amount by which the re then unpaid hereunder for the balance of the lease term exceeds the amount of such rental loss for the same period which Lessee proves could be reasonably avoided by Lessor, and in such case, Lessor, prior to the award, may relet the premises for the purpose of mitigating damages suffered by Lessor because of Lessee s failure to perform his obligation hereunder; provided, however, that even though Lessee has abandoned the premises raises following such breach, this lease shall nevertheless continue in full force and effect for as long as Lessor does not terminate Lessee's right of possession, or until such termination, Lessor may enforce all his rights and remedies under this lease, including the right to recover the rent from Lessee as it becomes due hereunder.

REPAIRS             14. Lessee shall, at his sole cost, keep and maintain said premises and appurtenances and every part thereof (excepting exterior walls and roofs which Lessor agrees to repair), including glazing, silks adjacent to said premise parking areas, driveways, lighting standards, landscaping and Striping. any store front and the interior of the premises in good and sanitary order, condition and repair, hereby waiving the benefits of any statute now or hereafter in effect which would otherwise afford Lessee. the right to make repairs at Lessor's expense or to terminate this lease because Lessor s failure to keep the premises in good order, condition and repair. By entry hereunder, Lessee accepts the premises as being in good and sanitary order, condition and repair and agrees on the last day of said term. or sooner termination of this lease, to surrender unto Lessor all and singular said premises with said appurtenances in the same condition when received, reasonable use and wear thereof and damage by fire. act of God or by the elements excepted, and remove all of Lessee's signs from said premises.

ADVERTISE-          15. Lessee shall not conduct or permit to be conducted any
MENTS AND      sale by auction on said premises. Lessee shall not place permit
SIGNS          to be placed any projecting sign, marquee or awning on the front of the said premises without the written consent of Lessor;
               Lessee, upon request of Lessor, shall immediately remove any sign or decoration which Lessee has placed permitted to be placed in, on, or about the front of the premises and which, in the opinion of Lessor, is objectionable offensive, and if Lessee fails so to do, Lessor may enter upon said premises and remove the same.
               Lessor has reserved to exclusive right to the two exterior sidewalls, rear wall and roof of said premises, and Lessee shall not place or permit to be placed upon the said sidewalls, rear wall or roof, any sign, advertisement or notice without the written consent of Lessor.

SURRENDER           16. The voluntary or other surrender of this lease by
OF LEASE Lessee, or a mutual cancellation thereof, shall not work merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor. operate as an assignment to him of any or all such subleases or subtenancies.

CONDEMNATION        17. If any part of the demised premises shall be taken or
               condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after condemnation bears to the value of the entire premises at the date of condemnation; but in such event Lessor shall have the option to terminate this lease as of the date when title to the part so condemned vests in the condemnor. If all of demised premises, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this lease shall thereupon terminate. If a part or all of the demised premises be taken or co condemned, all compensation awarded upon such condemnation or taking shall go to the Lessor and the Lessee shall ha no claim thereto, and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation damages to which the Lessee may become entitled during the term hereof by reason of the condemnation of all or a part of the demised premises.


ATTORNEY'S          18. In case suit is brought by either party because of the
FEES breach of any term, covenant or condition herein contained the prevailing party shall be entitled to recover against the other party a reasonable attorney's fee to be fixed by the court

ARBITRATION         19. In the event of a dispute between Lessor and Lessee
               relative to the provisions of this lease, the matter shall determined by competent and disinterested arbitrators, one of whom shall be selected and paid by Lessor and c selected and paid by Lessee. Each party shall notify the other party the name and address of the arbitrator so select within 15 days after a written request for arbitration has been given by one party to the other. In the event these two c not agree within 30 days after their appointment, the arbitrators shall select a competent and disinterested party as ~ third arbitrator, the expense to be borne equally by Lessor and Lessee. In the event these two do not so select a third arbitrator within the next 15 days. then the third arbitrator shall be appointed by the President of the Chamber of Commerce of San Francisco, State of California, upon the request of either party. The decision of any two of the three arbitrators so chosen shall be final and conclusive on the parties hereto. The decision of the arbitrators shall be in writing and a copy thereof shall be given to Lessor and Lessee within 90 days after the date of the request for arbitration.

SECURITY            20.  Lessee shall deposit with Lessor upon execution hereof
DEPOSIT        the sum of $10,223.25 to be transferred from existing deposits on
                          ------------------------------------------------------
               2446 and 2450 Estand Way, Pleasant Hill, CA (Lease dated 7/26
               -------------------------------------------------------------
               Extensions dated ($10,223.25) Dollars as security for Lessee's
               -----------------------------
               faithful performance of Lessee's obligations hereunder, Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this lea Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensation Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of such deposit. Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a breach of this Lessee and Lessor may at its option terminate this lease. Lessor shall not be required to keep said deposit separate from general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit or so much thereof as had theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use, to Lessor (or, at Lessors option, to the last assignee, if any, of Lessee's interest hereunder) within fifteen (15) days after the expiration of the term thereof, or after Lessee has vacated the premises, whichever is later.

TAXES AND           21. In the event that in any tax year during the term of
ASSESSMENTS    this lease the amount of the Municipal, State or County Federal
               Estate taxes including the amount of any general or special assessments, or levies or charges made by any municipal political subdivision for local improvements shall exceed the amount of such taxes including such general or special assessments, levies or charges for the fiscal year 1994 - 1995, the Lessee shall pay to the Lessor for such year upon demand an amount equal to 12 % of the total increase in such taxes, assessments, levies and charges upon whole of the land and building upon and within which the leased premises are situate, whether such increase is caused increased or added rate or increased assessed valuation or by increase in, or by reason of any new, general or special assessment. It is understood that, if the right to pay any assessments in installments is given to Lessor then for the poses of this paragraph it shall be deemed that the same are paid in such installments regardless of whether or not Lessor may pay the same in one sum or in any larger amounts than the installment basis.

                    It is agreed that any increase in taxes caused by an
               increase in assessed valuation due to work done in the demised premises by Lessee or by work done in any other parts of the building by Lessor or any other tenant in the building s not be included in computing the amount of increase in taxes to be paid by Lessee under the preceding paragraph of Paragraph 21, but shall be computed separately in the following manner:

                    1. Any increase in taxes caused by an increase in assessed valuation due to the work done by Lessee in the demised premises at any time during said term shall be borne entirely by Lessee.

                    2. If there is any increase in taxes caused by work done in any other parts of the building by Lessor or by any of tenant in the building, the Lessee shall not be responsible for any portion of such increase in taxes.

                    The amount of Lessee's obligation under this paragraph for the year in which this lease terminates shall be prorated. in the proportion that the period this lease is in effect during the tax year in which this lease terminates bears to the tax year.


                    Lessee also shall pay, before delinquency, any and all taxes levied or assessed and which become payable during term hereof upon Lessee's equipment, furniture, fixtures and other personal property located in the premises: In a tion to rental and other charges to be paid by Lessee hereunder, Lessee shall reimburse to Lessor, upon demand, any all taxes payable by Lessor (other than net income taxes) whether or not now customary or within the contemplation the parties hereto; (a) upon, allocable to, or measured by or on the rental patentable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, any political subdivision thereof, or Federal Government respect to the receipt of such rental: or (b) upon or with respect to the possession, leasing, operation, management maintenance, alteration, repair, use or occupancy by Lessee of the premises or any portion thereof; or (c) upon or measured by the value of Lessee's equipment, furniture, fixtures and other personal property located in the premises or by the cost or value of any leasehold improvements located in the premises; or
               (d) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the premises; or (e) any tax or charge made by any authority having jurisdiction upon any automobile parking facilities used by Lessee and any sewer tax, water control tax or Environmental Quality Control charge.


ADJUSTMENT          22. The monthly rental in the amount of $9,979.40, set forth
IN RENT        above shall be increased on JUNE 1, 1998

               in the same proportion that the Consumer Price Index figure published by the United States Department of Labor Bureau of Labor Statistics, all items retail for San Francisco-Oakland for the month prior to the adjustment month bears to the Consumer Price Index figure for the month prior to the month in which lease commences (1967 = 100) hereinafter called "basic index figure, provided, however, that in no event shall the monthly rental for any such period be less than the monthly rental being paid by Lessee immediately prior to such adjustment.

                    If prior to the effective date of any rental adjustment the
               Bureau of Labor Statistics should revise or change the methods or basic data used in calculating the said index, in such a way as to affect the direct comparabiluty of such revised or changed index, with the original index used herein, then the Bureau shall be requested to furnish a conversion factor designed to adjust to the new basis, the said original index.

                    If said Consumer Price Index, as now constituted, compiled and published shall cease to be compiled and publish during the term hereof, then the Bureau of Labor Statistics shall be requested to furnish a statement conveying the basis index figure to a figure that would be comparable in another index published by the Bureau of Labor Statistics and such other index shall be used in computing the rental increase provided above.

                    If no such conversion or other index is available, then the said rental increase shall be determined by arbitration the manner provided in Paragraph 19 hereof.

INSURANCE           23. Lessee agrees during the full term of this lease to
               carry comprehensive bodily injury insurance covering the demised premises, its appurtenances and ways immediately adjoining, including any parking areas and driveways that may be used by Lessee, in a single limit of $1,000,000 for injury or death to any number of persons in any one occurrence, property damage insurance in the amount of $100,000.00 and plate glass insurance in Companies satisfactory to the Lessor, in the joint names of the Lessor and Lessee, and to pay the premiums therefor and to deliver said policies or certificates thereof, unto the Lessor, and the failure of the Lessee either to effect said insurance in the names here called for or to pay the premiums therefor or to deliver said policies, or certificates, thereof, unto the Lessor shall permit the Lessor to effect said insurance and to pay the requisite premiums therefor, which premiums shall be repayable un him with the next installment of rental, and failure to repay the same shall carry with it the same consequence as failure to pay any installment of rental. Each insurer mentioned in this paragraph shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to the Lessor, that it will give the Lessor 30 days written notice before the policy or policies in question shall be altered or cancelled.

NOTICE              24. Whenever it is required that any notice be given
               hereunder, the same shall be sufficiently served by depositing the same in the United States Mail, postage prepaid, and addressed to the addresses set forth below:

                    To Lessor at:  44 Montgomery Street
                                   San Francisco, California 94104

                    To Lessee at:   2495 Estand Way
                                    Pleasant Hill, CA 94522

               or to such other addresses as a party may designate by written notice to the other party in the manner herein provided.


LESSOR'S            25. The term "Lessor", as used in this Paragraph, shall mean
LIABILITY      only the owner or owners at the time in question of the fee title or its interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grant. The obligations contained in this Lease to be performed by Lessor shall be binding on Lessor's Successors and assigns only during their respective periods of ownership.

WAIVER              26. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed be a waiver of Such term. covenant or condition or any subsequent breach of the same or any other term, covenant condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a wavier of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to ??? the particular rental so accepted, regardless of Lessors knowledge of such preceding breach at the time of acceptance such rent.

HOLD OVER           27. Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

SUCCESSORS           28. The covenants and conditions herein contained shall,
               subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME                29. Time is of the essence of this lease.

CAPTIONS            30. The captions in the margins of this lease are for
               convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

SUBORDINATION       31. The Lessee covenants that this lease is and at all times shall be subject and subordinate to the lien of any mortgage or deed of trust now existing or which the Lessor or any subsequent owner of the demised premises shall make covering said demised premises or the building of which said premiums are a part, and to any and all advances made or to be made under or upon said mortgage or deed of trust, and to the interest thereon. Notwithstanding such subordination Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default hereunder and so long as Lessee shall pay the rent and observe and perform all of the provisions of this lease.

ESTOPPEL            32. Lessee shall at any time and from time to time upon not
CERTIFICATE    less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the premises are a part. Lessee s failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rental has been paid in advance

SPECIAL             33. Special provisions of this Lease numbered --------34
PROVISIONS     ---------through ----------40--------are attached hereto and are made a part hereof.

               34. All base rent, additional rent and all other sums which may from time to time become due and payable by Lessee to Lessor under any of the provisions of this Lease shall bear interest from and after the due date thereof at the greater of ten percent (10%), or the maximum rate of interest permitted by law.

               35. During the full term of this Lease, Lessee shall carry, at its expense, insurance against loss and damage by fire with an "All Risk" endorsement for the full insurable value of Lessee's s merchandise, trade fixtures, furnishings, operating equipment and personal property, including wall coverings, carpeting and drapes, if installed by Lessee.


                 IN WITNESS WHEREOF, the parties hereto have executed this lease the day and year first above written.

                   LESSORS                                LESSEES

PLEASANT HILL INDUSTRIAL PARK                   TUTSYSTEMS, INC.
ASSOCIATES, A CALIFORNIA LIMITED
PARTNERSHIP                                     BY:/S/ MICHAEL SULLIVAN, V.P.
-------------------------------------           -------------------------------
LOWENBERG HOLDINGS, GENERAL PARTNER
WILLIAM J. LOWENBERG, ITS PRESIDENT
--------------------------------------          --------------------------------

--------------------------------------          --------------------------------



     This lease has been prepared for submission to your attorney for his approval. No representation or recommendation is made by Lowenberg Realty Company, or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this lease or the transaction relating thereto.

               36. Lessee warrants that it shall not make any use of the Premises which may cause contamination of the building and improvements, the soil or ground water and hereby indemnifies and agrees to hold Lessor harmless from any claim for damages arising from any contamination caused by Lessee's use Of the Premises including, but not limited to, damage to Lessor's property, the property of any third party or personal injury to any person, and any attorneys' fees in connection with any actions which may arise from any contamination caused by, Lessee or Lessee's agents. The indemnification given hereunder shall be continuing and shall survive the termination of the Lease term.

               37. Provided Lessee has satisfactorily performed all terms and conditions of this Lease, Lessee shall have the option to extend this Lease for one additional consecutive two-year term, at a rental to be based on the Consumer Price Index and in accordance with Paragraph 22 of the herein Lease.

                    Lessee to provide Lessor written notice of its intention to exercise this option on or before 90 days prior to the expiration of the initial term of this Lease.

               38. If Lessee does not exercise the option to renew as per Paragraph 37 of this Lease, then Lessee shall pay and deliver to Lessor on or before the last day of this Lease a check in the amount of $10,000 for unamortized tenant improvements.

               39. Lessor agrees to grant to Lessee a First Right of Refusal on approximately 5000 square feet currently vacant (adjacent to their existing space).

               Lessee agrees to take this space on an "as is" basis, at a rate of 65c per square foot per month.

               If Lessee, within 3 calendar days after receipt of Lessor's notice, indicates in writing its agreement to lease the spaces the space shall be included within the premises and leased to the. Lessee pursuant to the provisions of this Lease. However, the rent payable under this lease shall be increased by the amount of rent attributed to the additional space leased by Lessee. The parties shall immediately execute an amendment to he Lease stating the addition of the expansion space, to the premises.

               If the Lessee does not indicate within three calendar days its agreement to lease the additional space, Lessor thereafter shall have the right to lease the space to a third party, and this option to expand premises shall be of no further force and effect.


               40. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee.

                              EXTENSION OF LEASE
                              ------------------

This EXTENSION OF LEASE made this 3rd day of March, 1998, by and between PLEASANT HILL INDUSTRIAL PARK ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, LESSOR, AND TUTSYSTEMS, INC., LESSEE herein after respectively called "Lessor" and "Lessee".

                                  WITNESSETH

1. On April 4, 1995 a Lease was executed and on November 11, 1998 an Amendment to Lease was executed by and between PLEASANT HILL INDUSTRIAL PARK ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, Lessor, and TUTSYSTEMS, INC., Lessee, for those certain premises commonly known and desigated as 2495 Estand Way, Pleasant Hill, CA.

2.   The parties do hereby agree to:

     a. Extend the term of the Lease three years from June 1, 1998 to May 31, 2001.

     b.  The monthly rental shall be payable as follows to LOWENBERG
         CORPORATION: The sum of SEVENTEEN THOUSAND TWO HUNDRED SEVENTY-FOUR AND 80/100 ($17,274.80) DOLLARS commencing on the first day of June, 1998 and continuing on the first day of each and every month thereafter to and including the first day of November, 1999; thereafter, the sum of EIGHTEEN THOUSAND FOUR HUNDRED ELEVEN AND 30/100 ($18,411.30) DOLLARS commencing the first day of December 1999 and continuing on the first day of each and every month thereafter to and including the first day of May 2001. As additional rent Lessee agrees to pay $200 per month for water.

     c. Provided Lessee has satisfactorily performed all terms and conditions of this Lease, Lessee shall have the option to extend this Lease for one additional consecutive two (2) year term at a rental rate to be negotiated. Lessee to provide Lessor written notice of its intention to exercise this option on or before 120 days prior to the expiration of the initial term of this Lease.

     d. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee.


3.   All other terms and conditions of the above Lease shall remain the same.

IN WITNESS WHEREOF, the undersigned "Lessor" and "Lessee" have executed these presents the day and year first above mentioned.

Lessor:  PLEASANT HILL INDUSTRIAL PARK    LESSEE: TUTSYSTEMS, INC.
         ASSOCIATES, A CALIFORNIA
         LIMITED PARTNERSHIP

By /s/William J. Lowenberg                By /s/ Nelson B. Caldwell
   -----------------------------------       -----------------------------------
LOWENBERG HOLDINGS, GENERAL PARTNER
WILLIAM J. LOWENBERG, ITS PRESIDENT

                              AMENDMENT TO LEASE
                              ------------------

This AMENDMENT TO LEASE made this 11th day of November, 1996, by and between PLEASANT HILL INDUSTRIAL PARK ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, LESSOR, AND TUTSYSTEMS, INC., LESSEE herein after respectively called "Lessor" and Lessee".


                                  WITNESSETH


1. On April 4, 1995 a Lease was executed by and between PLEASANT HILL INDUSTRIAL PARK ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, lessor, and TUTSYSTEMS, INC., lessee, for those certain premises commonly known and designated as 2495 Estand Way, Pleasant Hill, CA.


2.   The parties do hereby agree to:


     a.   Increase the rentable square footage by 10,560 square feet as Lessee
          --------
          agrees to lease the adjacent space to the north of their current unit in addition to 2495 Estand Way, Pleasant Hill, California. The new total square footage commencing January 1, 1997 is 22,730 square foot.

     b.   The monthly rental shall be payable as follows to LOWENBERG
          CORPORATION: The sum of SIXTEEN THOUSAND FIVE HUNDRED SEVENTY-NINE AND 40/100 Dollars ($16,579.40) DOLLARS commencing on the first day of January, 1997 and continuing on the first day of each and every month thereafter to and including the first day of May, 1998. As additional rent Lessee agrees to pay $150 per month for water.

     c. Lessee shall deposit with Lessor upon execution hereof the sum of Six Thousand Three Hundred Fifty-Six and 15/100 ($6,356.15) Dollars payable to Lowenberg Corporation as additional security deposit making a new total of $16,579.40.

     d. The Lessor, at its sole cost and expense shall complete the demolition in the expansion space and deliver the space in shell condition. Also the Lessor shall provide two five-ton HVAC units as per plans dated October 25, 1996 by Craig Hudson. These units were specified as per Title 24.

     e. Provided Lessee has satisfactorily performed all terms and conditions of this Lease, Lessee shall have the option to extend this Lease for one additional consecutive 18 month term at a rental rate of 76c per square foot per month. Lessee to provide Lessor written notice of its intention to exercise this option on or before 120 days prior to the expiration of the initial term of this Lease.

     f. Paragraphs 8, 14 and 21 of the Lease dated April 4, 1995 shall be amended to reflect this increase in square footage by increasing Lessee's percentage of occupancy and prorate share to 22.7% of all expenses outlined in the paragraphs above.

3. Lessor and Lessee further agree to delete Paragraphs 22, 37, and 39 of the Lease dated April 4, 1995. It is further understood and agreed that Paragraph 38 of said Lease now applies solely to Paragraph 2e of this Amendment to Lease.


4.   All other terms and conditions of the above Lease shall remain the same.

IN WITNESS WHEREOF, the undersigned "Lessor" and "Lessee" have executed these presents the day and year first above mentioned.



LESSOR:  PLEASANT HILL INDUSTRIAL PARK            LESSEE:  TUTSYSTEMS, INC.
         ASSOCIATES, A CALIFORNIA
         LIMITED PARTNERSHIP


BY /s/ [SIGNATURE ILLEGIBLE]^^                     BY /S/ Sean Laskey
  -------------------------------------             ---------------------------
LOWENBERG HOLDINGS, GENERAL PARTNER                  SEAN LASKEY
WILLIAM J. LOWENBERG, ITS PRESIDENT                  DIRECTOR OF OPERATIONS